UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2004
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 10, 2004, the Company issued a press release announcing information regarding its operational statistics for the month ended April 30, 2004, a copy of which is attached as Exhibit 99.10. On May 10, 2004, the Company also made available an updated version of its thirteen-month statistical data report on its website, www.countrywide.com, a copy of which is attached as Exhibit 99.11.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: May 10, 2004

COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.10	Press Release issued by Countrywide Financial Corporation (the “Company”) pertaining to its operational statistics for the month ended April 30, 2004.

99.11	Thirteen-month statistical data report made available by the Company on its website.

Exhibit 99.10

NEWS	COUNTRYWIDE FINANCIAL

INVESTOR CONTACT:	(818) 225-3550 David Bigelow Lisa Riordan

MEDIA CONTACT:	(800) 796-8448

For Immediate Release

COUNTRYWIDE REPORTS APRIL 2004 OPERATIONAL DATA

– PIPELINE OF APPLICATIONS IN PROCESS REMAINS STRONG AT $55 BILLION ––
APRIL FUNDING VOLUME OF $36 BILLION EXCEEDS PRIOR MONTH BY 11 PERCENT –
– SERVICING PORTFOLIO REACHES $694 BILLION –

CALABASAS, CA (May 10, 2004) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended April 30, 2004. Highlights included the following:

  Average daily application volume exceeded $2 billion for the second consecutive month. As such, the pipeline of loan applications-in-process remained robust at $55 billion, and was down a modest 5 percent from last month despite the recent rise in rates.
  Loan fundings rose 11 percent over last month to $36 billion due to March’s strong ending pipeline, but were down 15 percent over the same month last year. Year-to-date fundings reached $112 billion.
  Monthly purchase fundings reached a record high of $14 billion, an increase of 45 percent over the same month last year, bringing year-to-date purchase volume to $46 billion.
  Demand for adjustable-rate, home equity and subprime loans remained strong. For each category, new record monthly funding levels were achieved.
-	Adjustable-rate fundings reached a record $16 billion, rising 134 percent over April 2003, and up 13 percent over last month. Year-to-date volume reached $49 billion.

-	Home equity fundings of $2 billion, up 55 percent over the same month last year, drove year-to-date home equity lending to nearly $8 billion.

-	Subprime volume reached $3 billion, rising 129 percent over April 2003. Total subprime lending year-to-date climbed to $10 billion.

  The servicing portfolio reached $694 billion, 33 percent greater than the same month last year.

2-2-2

  Securities trading volume at Countrywide Securities Corporation rose by 15 percent over April 2003 to $275 billion, bringing year-to-date trading volume to $965 billion.
  Total assets at Countrywide Bank reached $25 billion, an increase of 5 percent over last month and $15 billion greater than April 2003.
  Net earned premiums at the Insurance carriers for the month reached $63 million, up 26 percent over April 2003, driving year-to-date volume to $258 million.
  Sub-servicing volume at Global Home Loans was $108 billion, $15 billion more than April 2003.

“As April results demonstrate, Countrywide continues to navigate successfully through changes in the interest rate environment,” said Stanford L. Kurland, President and Chief Operating Officer. “Our scalable production infrastructure enabled the Company to generate loan origination volume during this latest mini refi-boom, increasing the Company’s overall market share. Equally important, our ability to grow purchase market share and recapture loans that refinance fuel growth in our servicing portfolio, which at $694 billion is $174 billion larger than a year ago. The Capital Markets group continues to expand its menu of products, increasing our level of customer activity and securities trading volume to $965 billion for the year. Additionally, operational results from our other diversified businesses were robust: asset growth at Countrywide Bank continues, driving the expansion of future spread income; the Insurance segment continues to generate strong levels of premiums earned; and the sub-servicing portfolio at Global continues to expand.

“Countrywide was the number one loan originator during the first quarter of 2004 (according to Inside Mortgage Finance), with a market share of 13 percent, which was nearly 2 percentage points greater than the next closest competitor. April’s operating results provide an early indication of solid performance in the second quarter as well.”

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; and Global Home Loans, a U.K. mortgage banking joint venture in which Countrywide holds a majority interest.

For more information about the Company, visit Countrywide's website at www.countrywide.com.

3-3-3

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                            April 2004           April 2003         Year-to-Date
                                                          ----------------    -----------------   -----------------
MORTGAGE BANKING
----------------
     Production
        Average Daily Loan Applications                            $2,041               $2,286
        Total Mortgage Loan Pipeline (loans in process)           $54,836              $56,516

        Consumer Markets Divisions' Fundings                      $11,115              $10,251             $34,174
        Wholesale Lending Division Fundings                         7,727                9,721              23,365
        Correspondent Lending Division Fundings                    14,362               19,644              43,149
        Capital Markets Fundings                                      494                1,357               3,818
                                                          ---------------- -- -----------------   -----------------
        Treasury Bank Fundings (2)                                  2,147                1,277               7,543
             Total Loan Fundings                                  $35,845              $42,250            $112,049

        Consumer Markets Divisions' Units                          75,880               78,832             248,660
        Wholesale Lending Division Units                           42,114               56,288             132,499
        Correspondent Lending Division Units                       77,570              118,535             245,329
        Capital Markets Units                                       1,463                4,880              14,748
                                                          ---------------- -- -----------------   -----------------
        Treasury Bank Units                                        21,909               16,148              76,701
             Total Loan Units                                     218,936              274,683             717,937

     Purchase Fundings (3)                                        $13,883               $9,576             $45,510
     Non-purchase Fundings (3)                                    $21,962              $32,674             $66,539

     Government Fundings                                           $1,491               $2,296              $5,299
     ARM Fundings                                                 $15,739               $6,739             $49,382
     Home Equity Fundings                                          $2,242               $1,445              $7,531
     Subprime Fundings                                             $2,765               $1,208              $9,657

     Loan Closing Services (units)
        Credit Reports                                            626,142              583,797           2,445,014
        Flood Determinations                                      246,580              271,860             908,600
        Appraisals                                                 65,975               61,060             230,620
        Automated Property Valuation Services                     473,601              331,797           1,602,496
                                                          ---------------- -- -----------------   -----------------
        Other                                                      16,058               12,494              61,405
               Total Units                                      1,428,356            1,261,008           5,248,135

     Servicing (4)
        Volume                                                   $693,768             $519,872
        Units                                                   5,372,526            4,369,450
        Subservicing Volume (5)                                   $15,028              $11,464
        Subservicing Units                                        163,842              146,167
        Prepayments in Full                                       $23,557              $23,689             $64,351
        Bulk Servicing Acquisitions                                $1,122                 $386             $10,300
        Portfolio Delinquency (%) - CHL (6)                         3.19%                3.82%

(more)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                             April 2004            April 2003            Year-to-Date
                                          ------------------    ------------------     -----------------

INSURANCE
---------
Net Premiums Earned
   Carrier                                         $50                   $40                  $208
   Reinsurance                                     $13                   $10                   $50

CAPITAL MARKETS
---------------
   Securities Trading Volume (7)              $274,862              $238,706              $965,300

BANKING
-------
   Assets held by Treasury Bank (billions)       $24.9                 $10.1

Global Home Loans
-----------------
   GHL Subservicing Volume (billions)             $108                   $93

Period-end Rates
----------------
   10-Year U.S. Treasury Yield                  4.499%                3.857%
   FNM 30-Year Fixed Rate MBS Coupon            5.592%                4.908%

Working Days                                        22                    22                    84
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Subservicing volume for other clients.
(6)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(7)	Includes trades with mortgage banking division.

(more)

Exhibit 99.11
Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                        YTD
                                           Apr-03     May-03    Jun-03     Jul-03     Aug-03    Sep-03     Oct-03     Nov-03    Dec-03   Jan-04    Feb-04     Mar-04     Apr-04        Total
                                           ------     ------    ------     ------     ------    ------     ------     ------    ------   ------    ------     ------     ------        -----
MORTGAGE BANKING
----------------
    Loan Production
      Working Days                               22        21         21         22        21         21         23        19        22       20         19         23        22            84
      Average Daily Applications             $2,286    $3,190     $3,243     $2,529    $1,808     $1,858     $1,564    $1,479    $1,339   $1,776     $1,968     $2,455    $2,041        $2,075
      Mortgage Loan Pipeline
(loans-in-process)                          $56,516   $74,086    $82,490    $70,377   $53,576    $47,182    $42,650   $38,841   $32,969  $38,354    $43,760    $57,422   $54,836

      Consumer Markets Divisions'
Fundings                                    $10,251    $9,486    $11,478    $12,911   $12,283     $9,392     $8,198    $6,954    $7,670   $6,211     $7,326     $9,522   $11,115       $34,174
      Wholesale Lending Division
Fundings                                     $9,721    $8,481    $10,517    $10,531    $7,222     $5,632     $6,235    $4,725    $4,902   $3,844     $4,801     $6,993    $7,727       $23,365
      Correspondent Lending Division
Fundings                                    $19,644   $18,484    $22,749    $24,258   $17,870    $13,225    $10,908    $8,598    $9,390   $8,240     $8,518    $12,029   $14,362       $43,149
      Capital Markets Fundings               $1,357    $1,897     $2,231     $2,884    $2,059     $3,066     $2,314      $829    $1,489   $1,013     $1,046     $1,265      $494        $3,818
      Treasury Bank Fundings (1)             $1,277    $1,174     $1,463     $1,255    $1,541     $1,802     $1,310    $1,100    $1,698   $1,312     $1,582     $2,502    $2,147        $7,543
                                          ---------- --------- ---------- ---------- --------- ---------- ---------- --------- --------- -------- ---------- ---------- ---------     ---------
          Total Loan Fundings               $42,250   $39,522    $48,438    $51,839   $40,975    $33,117    $28,965   $22,206   $25,149  $20,620    $23,273    $32,311   $35,845      $112,049

      Consumer Markets Divisions' Units      78,832    73,732     84,939     94,839    92,465     74,566     67,213    57,058    61,031   49,154     54,962     68,664    75,880       248,660
      Wholesale Lending Division Units       56,288    49,106     59,244     58,930    42,036     34,660     38,255    28,887    29,638   22,685     27,880     39,820    42,114       132,499
      Correspondent Lending Division
Units                                       118,535   112,650    133,345    139,360   104,396     81,376     67,709    52,969    57,079   49,694     50,250     67,815    77,570       245,329
      Capital Markets Units                   4,880     7,250      6,966     11,922     6,303      9,718      9,266     4,629     6,357    4,680      3,491      5,114     1,463        14,748
      Treasury Bank Units                    16,148    15,097     17,716     17,376    18,060     18,352     14,938    13,257    16,861   14,681     16,760     23,351    21,909        76,701
                                          ---------- --------- ---------- ---------- --------- ---------- ---------- --------- --------- -------- ---------- ---------- ---------     ---------
          Total Loan Units                  274,683   257,835    302,210    322,427   263,260    218,672    197,381   156,800   170,966  140,894    153,343    204,764   218,936       717,937

      Purchase Fundings (2)                  $9,576   $10,183    $13,138    $13,352   $12,571    $12,719    $12,366    $9,852   $12,115   $9,274     $9,226    $13,127   $13,883       $45,510
      Non-purchase Fundings (2)             $32,674   $29,339    $35,300    $38,487   $28,404    $20,398    $16,599   $12,354   $13,034  $11,346    $14,047    $19,184   $21,962       $66,539

      Government Fundings                    $2,296    $2,251     $2,700     $2,790    $2,505     $2,093     $1,774    $1,370    $1,343   $1,161     $1,117     $1,530    $1,491        $5,299
      ARM Fundings                           $6,739    $6,369     $7,378     $8,580   $10,011    $10,072    $10,676    $8,487    $9,679   $9,478    $10,293    $13,872   $15,739       $49,382
      Home Equity Fundings                   $1,445    $1,375     $1,553     $1,694    $1,697     $1,680     $1,752    $1,620    $1,805   $1,564     $1,637     $2,088    $2,242        $7,531
      Subprime Fundings                      $1,208    $1,608     $1,440     $1,726    $1,654     $2,158     $2,424    $2,029    $2,257   $2,009     $2,124     $2,759    $2,765        $9,657

    Loan Closing Services (units):
      Credit Reports                        583,797   696,983    701,809    624,949   492,787    499,431    518,308   420,843   405,336  533,055    547,704    738,113   626,142      2,445,014
      Flood Determinations                  271,860   330,951    359,226    308,255   234,552    222,890    217,134   173,044   172,325  188,682    195,380    277,958   246,580       908,600
      Appraisals                             61,060    60,867     70,187     68,677    60,025     51,507     53,783    44,475    47,004   44,146     51,425     69,074    65,975       230,620
      Automated Property Valuation
Services                                    331,797   412,313    397,954    416,691   349,978    358,983    399,559   314,886   319,220  333,803    356,077    439,015   473,601      1,602,496
      Other                                  12,494    12,275     11,541     12,791    12,566     11,769     11,457     9,741    12,096   14,750     14,218     16,379    16,058        61,405
                                          ---------- --------- ---------- ---------- --------- ---------- ---------- --------- --------- -------- ---------- ---------- ---------     ---------
                                          1,261,008  1,513,389 1,540,717  1,431,363  1,149,908 1,144,580  1,200,241   962,989   955,981  1,114,4361,164,804  1,540,539  1,428,356     5,248,135
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

(more)

Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                  YTD
                                       Apr-03     May-03    Jun-03   Jul-03    Aug-03    Sep-03    Oct-03    Nov-03    Dec-03    Jan-04      Feb-04      Mar-04      Apr-04      Total
                                       ------     ------    ------   ------    ------    ------    ------    ------    ------    ------      ------      ------      ------      -----
MORTGAGE BANKING (continued)
----------------------------
    Servicing (3)
      Volume                           $519,872  $537,198  $559,124  $576,670 $591,905  $606,095  $621,000  $631,470  $644,855   $657,541    $669,076    $682,848    $693,768
      Units                           4,369,450  4,467,789 4,587,387 4,678,9474,760,141 4,834,943 4,923,935 5,001,743 5,080,621 5,162,726   5,234,634   5,313,058   5,372,526

    Subservicing (4)
      Volume                            $11,464   $11,739   $11,518  $11,645   $11,483   $11,446   $11,921   $13,671   $14,404    $15,871     $15,548     $15,307     $15,028
      Units                             146,167   148,801   145,060  143,937   142,527   128,326   139,983   157,785   159,357    166,923     163,190     166,514     163,842

      Prepayments in Full               $23,689   $21,249   $24,069  $33,361   $25,236   $17,463   $14,315   $11,403   $11,845     $9,387     $13,090     $18,317     $23,557    $64,351

      Bulk Servicing Acquisitions          $386      $348      $321     $345      $341      $581    $1,845      $144    $1,054     $3,706      $3,123      $2,349      $1,122    $10,300

      Portfolio Delinquency - CHL
(5)                                       3.82%     3.82%     3.79%    3.78%     3.77%     3.81%     3.54%     3.90%     3.91%      3.71%       3.71%       3.20%       3.19%
      Foreclosures Pending - CHL (5)      0.50%     0.49%     0.47%    0.46%     0.46%     0.45%     0.50%     0.43%     0.43%      0.43%       0.44%       0.42%       0.38%

INSURANCE
---------
  Net Premiums Earned
    Carrier                                 $40       $50       $47      $54       $55       $51       $59       $54       $51        $56         $52         $50         $50       $208
    Reinsurance                             $10       $11       $11      $11       $11       $10       $11       $13       $13        $12         $13         $12         $13        $50

CAPITAL MARKETS
---------------
    Securities Trading Volume (6)      $238,706  $278,016  $295,132  $326,751 $255,513  $240,154  $208,429  $196,586  $179,390   $192,618    $221,082    $276,738    $274,862   $965,300

BANKING
-------
    Assets held by Treasury Bank
(billions)                                $10.1     $11.8     $13.1    $14.1     $15.1     $16.4     $17.1     $17.7     $19.4      $20.3       $21.8       $23.7       $24.9

Global Home Loans
-----------------
    GHL Subservicing Volume
(billions)                                  $93       $97       $97      $95       $93       $98      $100      $103      $106       $109        $112        $111        $108

Workforce Head Count: (7)
    Loan Originations                    17,941    18,575    19,780   20,903    20,447    19,251    18,968    18,812    18,897     18,989      19,364      20,529      21,696
    Loan Servicing                        5,774     5,821     5,874    6,003     6,002     6,111     6,087     6,098     6,069      6,017       5,870       5,802       5,828
    Loan Closing Services                 1,052     1,072     1,090    1,115     1,065       956       955       952       931        941         952         926         938
    Insurance                             1,713     1,740     1,738    1,819     1,851     1,904     1,882     1,856     1,823      1,781       1,768       1,762       1,809
    Capital Markets                         391       402       420      429       440       452       470       476       477        484         491         494         513
    Global Operations                     2,069     1,999     1,928    1,898     1,897     1,962     1,965     1,997     1,981      1,899       1,948       1,993       1,961
    Banking                                 779       775       822      876       808       804       787       810       813        803         823         849         888
    Corporate Overhead & Other            2,990     3,038     3,126    3,270     3,238     3,309     3,282     3,282     3,307      3,347       3,366       3,389       3,441
                                      ---------- --------- --------- -------- --------- --------- --------- --------- --------- ---------- ----------- ----------- -----------
                                         32,709    33,422    34,778   36,313    35,748    34,749    34,396    34,283    34,298     34,261      34,582      35,744      37,074
                                      ========== ========= ========= ======== ========= ========= ========= ========= ========= ========== =========== =========== ===========

Period-end Rates
      10-Year U.S. Treasury Yield        3.857%    3.353%    3.530%   4.476%    4.458%    3.939%    4.301%    4.322%    4.261%     4.138%      3.984%      3.840%      4.499%
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.
(7)	Head Count includes full-time employees, contract, and temporary help.